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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of Earliest Event Reported): February 23, 2001

                                SEACOR SMIT INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-12289                                   13-3542736
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      (Commission File Number)              (I.R.S. Employer Identification No.)

11200 RICHMOND AVENUE, SUITE 400
HOUSTON, TEXAS                                                   77082
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(Address of Principal Executive offices)                       (Zip Code)

                                 (713) 782-5990
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1019423\03\73293.0004
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On February 23, 2001, SEACOR SMIT Inc. ("SEACOR") completed the acquisition of all of the issued voting and non-voting capital stock (the "Shares") of G&B Marine Transportation, Inc., Gilco Supply Boats, Inc., C&C Boat Rentals, Inc. and Gilbert Cheramie Boats, Inc. (collectively, the "Cheramie Companies") from the shareholders of the Cheramie Companies pursuant to two stock purchase agreements, each dated as of January 30, 2001 and amended as of February 23, 2001 (collectively, the "Cheramie Stock Purchase Agreements"). The Cheramie Stock Purchase Agreements are filed as Exhibits hereto and are incorporated herein by reference.

                  Pursuant to the Cheramie Stock Purchase Agreements, SEACOR purchased the Shares for cash consideration of approximately $62 million, paid from SEACOR's working capital, which purchase price was determined based upon arms'-length negotiations and is subject to certain post-closing adjustments. The selling shareholders of the Cheramie Companies were Brian Cheramie, Gilbert Cheramie, Linda C. Raphael, Joyce Cheramie, the Linda C. Raphael Children's Trust, the Ron Paul Cheramie Trust, the Erika Lynn Cheramie Trust and the Mickey Gilbert Cheramie Trust.

                  The Cheramie Companies are based in Golden Meadow, Louisiana, and their fleet is dedicated to serving the oil and gas industry in the Gulf of Mexico. The Cheramie Companies own one newly delivered offshore supply vessel, fourteen mini-supply vessels (half of which were delivered within the last five years) and eight utility vessels. In addition, another offshore supply vessel is under construction and scheduled for delivery in April 2001. SEACOR intends to continue the use of all such vessels and vehicles for the same purposes for which they were used prior to the acquisition.

                  A press release issued by SEACOR on February 23, 2001 announcing the close of the transaction is filed as an Exhibit hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(c)                        Exhibits.

Exhibit No.                Exhibit
-----------                -------

10.1 Stock Purchase Agreement dated as of January 30, 2001 by and between SEACOR SMIT Inc. and Brian Cheramie.

10.2 Letter Agreement dated as of February 23, 2001, amending the Stock Purchase Agreement dated as of January 30, 2001 by and between SEACOR SMIT Inc. and Brian Cheramie.



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10.3                       Stock Purchase Agreement dated as of January 30, 2001
                           by and among SEACOR SMIT Inc., the persons listed on Exhibit A thereto and Brian Cheramie, as representative of such persons.

10.4 Letter Agreement dated as of February 23, 2001, amending the Stock Purchase Agreement dated as of January 30, 2001 by and among SEACOR SMIT Inc., the persons listed on Exhibit A thereto and Brian Cheramie, as representative of such persons.

99 Press Release dated February 23, 2001 issued by SEACOR SMIT Inc., announcing the acquisition of the Cheramie Companies.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SEACOR SMIT INC.


Date:    March 5, 2001.                     By: /s/ Randall Blank
                                                -------------------------------
                                                Randall Blank
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary












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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

10.1 Stock Purchase Agreement dated as of January 30, 2001 by and between SEACOR SMIT Inc. and Brian Cheramie.

10.2 Letter Agreement dated as of February 23, 2001, amending the Stock Purchase Agreement dated as of January 30, 2001 by and between SEACOR SMIT Inc. and Brian Cheramie.

10.3 Stock Purchase Agreement dated as of January 30, 2001 by and among SEACOR SMIT Inc., the persons listed on Exhibit A thereto and Brian Cheramie, as representative of such persons.

10.4 Letter Agreement dated as of February 23, 2001, amending the Stock Purchase Agreement dated as of January 30, 2001 by and among SEACOR SMIT Inc., the persons listed on Exhibit A thereto and Brian Cheramie, as representative of such persons.

99 Press Release dated February 23, 2001 issued by SEACOR SMIT Inc., announcing the acquisition of the Cheramie Companies.






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